UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

PETRO RIVER OIL CORP.
(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
55 5th Avenue, Suite 1702 New York, NY 10003
(Address of principal executive offices)

(347) 491-4011
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 3, 2016, Petro River Oil Corp. (the “Company”) entered into an Amended and Restated Conditional Purchase Agreement with Horizon I Investments, LLC (“Horizon Investments”) (“Amended Agreement”), pursuant to which the Company acquired Horizon Investments (the “Horizon Acquisition”). On May 9, 2016, the Company filed a Current Report on Form 8-K, which report was subsequently amended on May 26, 2016 (the “Initial 8-K”), reporting the completion of the Horizon Acquisition and stating that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial 8-K was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information for the Horizon Acquisition.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Horizon Investments as of December 31, 2015, for the period from October 22, 2015 (inception) through December 31, 2015, and the notes related thereto, as well as the unaudited interim financial statements of Horizon Investments for the three months ended March 31, 2016, and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro-Forma Financial Information

The unaudited pro forma financial information giving effect to the acquisition of Horizon Investments as of January 31, 2016 required by this Item is filed as Exhibit 99.2 hereto and incorporated by reference herein.

The unaudited pro forma financial information included in Exhibit 99.2 hereto includes select information regarding the Company’s results of operations for the nine months ended January 31, 2016. This financial information should be read in conjunction with the Company’s financial statements and accompany notes, included in the Company’s Quarterly Report on Form 10-Q for the nine months ended January 31, 2016, filed with the Securities and Exchange Commission on April 21, 2016.

(d) Exhibits

See Exhibit Index.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. If such risks or uncertainties materialize, or such assumptions prove incorrect, our results and those of our consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the Horizon Acquisition; statements about our plans relating to the Acquisition; statements about the future financial and accounting impact of the Horizon Acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the Horizon Acquisition may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in our reports that are filed with the Securities and Exchange Commission, including, but not limited to, the risks described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2015, and our other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: July 15, 2016	By:	/s/ Scot Cohen
Scot Cohen
Executive Chairman

Exhibit Index

Exhibit No.	Description
99.1	Audited financial statements of Horizon I Investments, LLC
99.2	The unaudited pro forma combined financial information of Petro River Oil Corp. and Horizon I Investments, LLC as of January 31, 2016 and for the nine month ended January 31, 2016.